SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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                                January 15, 1997

                                 Date of Report
                        (Date of earliest event reported)



                                TANDY CORPORATION



              (Exact name of registrant as specified in charter)




                Delaware          1-5571            75-1047710
               (State or other   (Commission      (IRS Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                  1800 Tandy Center, Fort Worth, Texas 76102
              (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code (817) 390-3700

Item 5.           Other

Mr. Jesse L. Upchurch, on January 15, 1997, resigned as a director of Tandy Corporation.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of January, 1997.



                                                TANDY CORPORATION
                                                (Registrant)



Date   January 22, 1997                         By: /s/ Frederick W. Padden
                                                    ------------------------
                                                Frederick W. Padden
                                                Vice-President - Law and
                                                Assistant Secretary